TF P1 P2 P4 03/22

SUPPLEMENT DATED MARCH 1, 2022

TO THE PROSPECTUSES

DATED MAY 1, 2021

TEMPLETON FOREIGN VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I. The following is added to the “Portfolio Managers” section in the “Fund Summaries – Templeton Foreign VIP Fund” section on page TF-S5 of the prospectus:

Antonio T. Docal, CFA

President of Investment Counsel and portfolio manager of the Fund since March 2022.

II. The following is added to the portfolio manager line-up under the “Fund Details – Templeton Foreign VIP Fund – Management” section on page TF-D8 of the prospectus:

Antonio T. Docal, CFA

President of Investment Counsel

Mr. Docal has been a portfolio manager of the Fund since March 2022, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2001.

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Please keep this supplement with your prospectus for future reference.